STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

                                  by and among
                            AMERICANA LICENSING INC.
                             a New York Corporation

                                       and
                          R & R LICENSING HOLDINGS INC.
                             a New York Corporation

                          effective as January 6, 2006

                   STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE

     THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made and entered into this 6th day of January, 2008 by and among Americana Licensing. a New York Corporation with its principal place of business located at 183 Madison Avenue, Suite 806, New York, NY 10018 ("Americana Licensing" or the "Company"); R & R Licensing Holdings, Inc., a New York Corporation with its principal place of business at 183 Madison Avenue, Suite 806, New York, NY 10016 ("R & R Holdings") and the shareholders of R & R Holdings ("Shareholders") (R & R Holdings and its Shareholders shall collectively be referred to herein as "R & R Holdings").

                                    Premises

     A. This Agreement provides for tire acquisition of R & R Holdings by Americana Licensing ("Americana") and in connection therewith, R & R Holding's Shareholders shall exchange 100% of their issued and outstanding shares for 80% of the issued and outstanding common shares of Americana Licensing subject to adjustment pursuant to the attached schedule ("Schedule A").

     B. The boards of directors of Americana Licensing and R & R Holdings have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

                                    Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, it is hereby agreed as follows:

                                    ARTICLE I
                   REPRESENTATION, COVENANTS AND WARRANTIES OF
                               AMERICANA LICENSING

     As an inducement to and to obtain the reliance of R & R Holdings, Americana Licensing represents and warrants as flows:

     Section 1.1 Organization. Americana Licensing is a corporation duty organized, validly existing, and in good standing under the laws of New York arid has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included at the Schedules attached hereto (hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof, will not violate any provision of Americana Licensing's articles of incorporation or bylaws. Americana Licensing has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 1.2 Capitalization. The authorized capitalization of Americana Licensing consists of 500,000,000 Common Shares, $0.001 par value per share with 500,000,000 issued and outstanding, and 10,000 Preferred Shares, $0.001 par value per share with 10,000,000 issued and outstanding. All issued and outstanding shares are legally Issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. Other than as set forth in Schedule 1.2, Americana Licensing has no convertible securities, warrants or options authorized or issued nor any agreements which would require the issuance of any convertible securities, warrants or options. At Close, Americana Licensing will have 500,000,000 common share outstanding and 10,000,000 preferred shares outstanding.

     Section 1.3 Subsidiaries. Americana Licensing has no subsidiaries.

     Section 1.4 Tax Matters: Books and Records.

     (a) The books and records, financial and others, of Americana Licensing are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

     (b) Except as set forth an Schedule 1.4(b), Americana Licensing has no liabilities with respect to the payment of any country, federal, state, county, or local taxes (Including any deficiencies, interest or penalties)

     (c) Americana Licensing shall remain responsible for all debts Incurred by Americana Licensing prior to the date of closing. Attached as Schedule 1.4(c) is a copy of all outstanding liabilities.

     Section 1.5 Litigation and Process. Except as set forth on Schedule 1.5, there are no actions, suits, proceedings or investigations pending or threatened by or against or affecting Americana Licensing or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Americana Licensing. Americana Licensing is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

     Section 1.6 Material Contract Defaults. Except as set forth on Schedule 1.6, Americana Licensing is not in default in any material respect under the teams of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Americana Licensing, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment In respect of which Americana Licensing has not taken adequate to prevent such a default from occurring.

     Section 1.7 Information. The information concerning Americana Licensing as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made, not misleading.

     Section 1.8 Title and Related Matters. Except as set forth on Schedule 1.8, Americana Licensing has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interest in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Americana Licensing owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Americana Licensing's business. No third party has any right to, and Americana Licensing has not received any notice of infringement of or conflict with asserted rights of other with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly on in the aggregate, if the subject of an unfavorable decision ruling or finding, would have a materially adverse effect on the business, operations, financial conditions or income of Americana Licensing or any material portion of its properties, assets or rights.

     Section 1.9 Contracts. On the closing date, except as set forth on Schedule 1.9,

     (a) There are no material contracts, agreements franchises, license agreements, or other commitments to which Americana Licensing is a party or by which it or any of its properties are bound:

     (b) Americana Licensing is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award materially and adversely affects, or in the future may (as far as Americana Licensing can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Americana Licensing; and

     (c)  Americana  Licensing is not a party to any  material  oral or written:
          (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties, of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement or other commitment involving payments by it for more than $1,000 in the aggregate.

     Section 1.10 Compliance with Laws and Regulations. To the best of Americana Licensing's knowledge and belief, Americana Licensing has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Americana Licensing or would not result in Americana Licensing incurring material liability.

     Section 1.11 Insurance. All of the insurable properties of Americana Licensing are insured for Americana Licensing's benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section 1.12 Approval of Agreement. The directors of Americana Licensing have authorized the execution and delivery of the Agreement by and have approved the transactions contemplated hereby.

     Section 1.13 Material Transactions or Affiliations. There are no material contracts or agreements of arrangement between Americana Licensing and any person, who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known to beneficially own ten percent (10%) or more of the issued and outstanding Common Shares of Americana Licensing and which is to be performed in whole or in part after the date hereof. Americana Licensing has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into material transactions with any such affiliated person.

     Section  1.14 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Americana Licensing is a party or to which any of its properties or operations are subject.

     Section 1.15 Governmental Authorizations. Americana Licensing has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with its articles of incorporation and bylaws no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Americana Licensing of this Agreement and the consummation of the transactions contemplated hereby.

     Section 1.16 Financial Statements. Complete and accurate copies of the required audited (together with any supplementary information thereto) and unaudited Financial Statements of Americana Licensing will be provided to R & R Holdings prior to close from an PCAOB certified accounting firm for the periods required by the Securities Exchange Act. The Americana Licensing Financial Statements will fairly present, in all material respects, the financial position of Americana Licensing, as of and for the respective dates thereof. Since December 31, 2005, Americana Licensing shall not have made any change in the accounting practical or policies applied in the preparation of its financial statements, except as may be required by GAAP.

                                   ARTICLE II
                  REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                                 R & R HOLDINGS.

     As an inducement to, and to obtain the reliance of Americana Licensing, R & R Holdings represents and warrants as follows:

     Section 2.1 Organization. R & R Holdings is a corporation duly organized, validly existing and in good standing under the laws of Now York, and has the corporate power and is duly authorized, qualified, franchised and licensed under alt applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Attached Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of R & R Holding's certificate of incorporation or bylaws. R & R Holdings has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.

     Section 2.2 Capitalization. The authorized capitalization of R & R Holdings consists of 200 shares of common stock, $.0 par value and 200 issued and outstanding and No shares of preferred stock, $0. par value and none issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive or other rights of any other person. R & R Holdings, other than as set forth in Schedule 2.2, has no convertible securities, warrants or options authorized or issued nor any agreements which would require the issuance of any convertible securities, warrants or options.

     Section 2.3 Subsidiaries. R & R Holdings has no subsidiaries.

     Section 2.4 Tax Matters; Books & Records

     (a) The books and records, financial and others, of R & R Holdings are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

     (b) Except as set forth on Schedule 2.4(b), R & R Holdings has no liabilities with respect to the payment of any country, federal, state, country, local or other taxes (including any deficiencies, interest or penalties).

     (c) R & R Holdings shall remain responsible for all debts incurred prior to the closing. Attached as Schedule 2.4(c) is a copy of all outstanding liabilities.

     Section 2.5 Litigation and Proceedings. Except as set forth on Schedule 2.5, there are no actions, suits or proceedings pending or threatened by or against or affecting R & R Holdings, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of R & R Holdings. R & R Holdings does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

     Section 2.6 Material Contract Defaults. Except as set forth on Schedule 2.6, to the best of R & R Holding's knowledge and belief, it is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of R & R Holdings, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which R & R Holdings has not taken adequate steps to prevent such a default from occurring.

     Section 2.7 Information. The information cones R & R Holdings as set forth in this Agreement and in the attached Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.8 Title and Related Matters. Except as set forth on Schedule 2.8, R & R Holdings has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Schedules attached hereto, R & R Holdings owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with R & R Holdings` business. Except as set forth in the attached Schedules, no third party has any right to, and R & R Holdings has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the business, operations. financial conditions or income of R & R Holdings or any material portion of its properties, assets or rights.

     Section 2.9 Contracts. On the Closing Date, except as set forth on Schedule 2.9:

     (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which R & R Holdings is a party or by which it or any of its properties are bound;

     (b) R & R Holdings Is not a party to any contract agreement, commitment or Instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as R & R Holdings can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of R & R Holdings; and

     (c) R & R Holdings is rot a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $1,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $1,000 in the aggregate.

     Section 2.10 Compliance with Laws and Regulations. To the best of R & R Holdings knowledge and belief, R & R Holdings has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of R & R Holdings or would not result in R & R Holdings incurring any material liability.

     Section 2.11 Insurance. All of the insurable properties of R & R Holdings are insured for R & R Holdings benefit under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.

     Section 2.12 Approval of Agreement. The directors of R & R Holdings have authorized the execution and delivery of the Agreement and have approved the transactions contemplated hereby.

     Section 2.13 Material Transactions or Affiliations. As of the Closing Date, there will exist no material contract, agreement or arrangement between R & R Holdings and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by R & R Holdings to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of R & R Holdings and which is to be performed in whole or in part after the date hereof except with regard to an agreement with the R & R Holdings shareholders providing for the distribution of cash to provide for payment of federal and state taxes on Subchapter S income. R & R Holdings has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

     Section  2.14 No Conflict  With Other  Instruments.  The  execution of this
Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which R & R Holdings is a party or to which any of its properties or operations are subject.

     Section 2.15 Governmental Authorizations. R & R Holdings has all licenses, franchises, permits or other governmental authorizations legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with its articles of incorporation bylaws no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by R & R Holdings of this Agreement and the consummation of the transactions contemplated hereby.

     Section 2.16 Financial Statements. Complete and accurate copies of the required audited (together with any supplementary information thereto) and unaudited Financial Statements of R & R Holdings will be provided to Americana Licensing prior to close from an PCAOB certified accounting firm for the periods required by the Securities Exchange Act. The R & R Holdings Financial Statements will fairly present, in all material respects, the financial position of R & R Holdings, as of and for the respective dates thereof. Since December 31, 2005, R & R Holdings shall not have made any change in the accounting practical or policies applied in the preparation of its financial statements, except as may be required by GAAP.

                                   ARTICLE III
                   EXCHANGE PROCEDURE AND OTHER CONSIDERATION

     Section 3.1 Share Exchange/Delivery of R & R Holdings. On the Closing Date, the holders of all of the R & R Holdings Common Shares shall deliver to Americana Licensing (i) certificates or other documents evidencing all of the issued and outstanding R & R Holdings Common Shares, duly endorsed in blank or with executed power attached thereto in transferable form. On the Closing Date, all previously issued and outstanding Common Shares of R & R Holdings shall be transferred to Americana Licensing such that R & R Holdings shall be acquired by a wholly owned subsidiary of Americana Publishing, Inc.

     Section 3.2 Issuance of Americana Licensing Common Shams. In exchange for all of the shares of R & R Holdings Common Shares tendered pursuant to Section 3.1, Americana Licensing shall issue to the R & R Holdings shareholders a total of Americana Licensing's common shares equal to eighty (80%) percent of
Americana Licensing's issued, outstanding and diluted shares subject to adjustment pursuant to Schedule A attached.

     Section 3.3 Intentionally left blank.

     Section 3.4 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Americana Licensing and R & R Holdings shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced herein below.

     Section  3.5  Closing.   The  closing   ("Closing")  of  the   transactions
contemplated by this Agreement shall be on or about April 5, 2006 ("Closing Date").

     Section 3.6 Termination.

     (a) This Agreement may be terminated by the board of directors or majority interest of Shareholders of either Americana Licensing or R & R Holdings if at any time prior to the Closing Date if:

          (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

          (ii) any of tile transactions contemplated hereby are disproved by any regulatory authority whose approval is required to consummate such transactions.

     In the event of termination pursuant to this paragraph (a) of this Section 4.6, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Americana Licensing if R & R Holdings shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of R & R Holdings contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 30 days written notice thereof is given to R & R Holdings. If this Agreement is terminated pursuant to this paragraph (b) of this Section 4.6, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of R & R Holdings if Americana Licensing shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Americana Licensing contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 30 days written notice thereof is given to Americana Licensing. If this Agreement is terminated pursuant to this paragraph (d) of this Section 4.6, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

     In the  event of  termination  pursuant  to  paragraph  (b) and (c) of this
Section 4.6, the breaching party shall bear all of the expenses incurred by the other party in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated.

     Section 3.7 Directors of Americana Licensing After Acquisition. Upon the Closing Date, all of the current directors of Americana Licensing shall resign and Richard Blank shall be appointed as Chairman of the Board of Directors of Americana Licensing and Robert Greener and William Sherman shall be appointed to the Board of Directors of Americana Licensing and shall hold office until their successor shall have been duty elected and shall have qualified or until his earlier death, resignation or removal.

     Section 3.8 Officers of Americana Licensing. Upon the closing, all of the current officers of Americana Licensing shall resign and the following persons shall be elected as officers of Americana Licensing in accordance with procedures set forth in the Americana Licensing bylaws:

        NAME                             OFFICE

        Richard Blank                    Chief Executive Officer/Vice President
        William Sherman                  Chief Financial Officer/Treasurer
        Robert Greener                   President/Secretary

                                   ARTICLE IV
                                SPECIAL COVENANTS

     Section 4.1 Access to Properties and Records. Prior to closing, Americana Licensing and R & R Holdings will each afford to the officers and authorized representatives of the other full access to the properties, books and records of each other, in order that each many have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the other shall from time to time reasonably request.

     Section 4.2 Third Party Consents. Americana Licensing and R & R Holdings agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

     Section 4.3 Actions Prior and Subsequent to Closing.

     (a) From and after the date of this Agreement until the Closing Date, except as permitted or contemplated by this Agreement, Americana Licensing and R & R Holdings will each use its best efforts to:

          (i) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

          (ii) maintain In full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

          (iii) except as otherwise specifically set forth herein, make any change in its articles of incorporation or bylaws;

          (iv) declare or pay any dividend on its outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

          (v) enter into or amend any employment, severance or agreements or arrangements with any directors or officers;

          (vi) grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or

          (vii) purchase or redeem any Common Shares.

     Section 4.4 Indemnification.

     (a) Americana Licensing hereby agrees to indemnify R & R Holdings, each of the officers, agents and directors and current shareholders of R & R Holdings as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject to or rising out of or leased on any inaccuracy appearing in or misrepresentation made in this Agreement The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

     (b) R & R Holdings hereby agrees to Indemnify Americana Licensing, each of the officers, agents, directors and current shareholders of Americana Licensing as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The Indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                                    ARTICLE V
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                 R & R HOLDINGS

     The obligations of R & R Holdings under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

     Section 5.1 Accuracy of Representations. The representations and warranties made by Americana Licensing in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Americana Licensing shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Americana Licensing prior to or at the Closing. R & R Holdings shall be furnished with a certificate, signed by a duly authorized officer of Americana Licensing and dated the Closing Date, to the foregoing effect.

     Section 5.2 Director Approval. The Board of Directors of Americana Licensing shall have approved this Agreement and the transactions contemplated herein.

     Section 5.3 Officer's Certificate. R & R Holdings shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Americana Licensing to the effect that: (a) the representations and warranties of Americana Licensing set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Americana Licensing has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since such date and other than as previously disclosed to R & R Holdings, Americana Licensing has not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and (d) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Americana Licensing, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Americana Licensing Schedules, by or against Americana Licensing which might result in any material adverse change in any of the assets, properties, business or operations of Americana Licensing.

     Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Americana Licensing.

     Section 5.5 Other Items. R & R Holdings shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as R & R Holdings may reasonably request.

     Section 5.6 Audited Financials. Americana Licensing shall have completed audited financials which conform to SEC listing requirements.

                                   ARTICLE VI
           CONDITIONS PRECEDENT TO OBLIGATIONS OF AMERICANA LICENSING

     The obligations of Americana Licensing under this Agreement are subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:

     Section 6.1 Accuracy of Representations. The representations and warranties made by R & R Holdings in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, R & R Holdings shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by R & R Holdings prior to or at the Closing. Americana Licensing shall have been furnished with a certificate, signed by a duty authorized executive officers of R & R Holdings and dated the Closing Date, to the foregoing effect.

     Section 6.2 Director Approval. The Board of Directors of R & R Holdings shall have approved this Agreement and the transactions contemplated herein.

     Section 6.3 Officer's Certificate. Americana Licensing shall be furnished with a certificate dated the Closing date and signed by a duty authorized officers of R & R Holdings to the effect that: (a) the representations and warranties of R & R Holdings set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and (b) R & R Holdings had performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.

     Section 6.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of R & R Holdings.

     Section 6.5 Other Items. Americana Licensing shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as R & R Holdings may reasonably request.

     Section 6.6. Audited Financials. R & R Holdings shall have completed audited financials which conform to SEC listing requirements.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

     Section 7.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted In accordance with the laws of the State of New York, United States of America.

     Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to Americana                    183 Madison Avenue, suite 806
         Licensing :                        New York, NY 10016

         If to R & R Holdings:              183 Madison Avenue, suite 806
                                            New York, NY 10016

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

     Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.5 Confidentiality. Each party hereto agrees with the other party that, unless and until the transactions contemplated by this Agreement have been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed In order to consummate the transactions contemplated by this Agreement.

     Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

     Section 7.7 Third Party Beneficiaries. This contract is solely between Americana Licensing, R & R Holdings and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

     Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

     Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing date and the consummation of the transactions herein contemplated for 12 months.

     Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     Section 7.12 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.

     Section 7.13 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and does not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

     Section 7.14 Benefit. This Agreement shall be binding upon and shall inure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

     Section 7.15 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

     Section 7.16 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

     Section 7.17 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement. In such event, the party that has failed to fulfill the conditions specified in this Agreement will be liable for the other party's legal fees. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

     Section 7.18 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

     Section 7.19 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully informed by its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

     Section 7.20 Amendment. At any time after the Closing Date, this Agreement may be amended by a writing signed by both parties, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duty authorized, and entered into as of the date first above written.

ATTEST                                 AMERICANA LICENSING, INC.



____________________________        By:____________________________
                                       Name:_______________________
                                       Title:________________________



ATTEST                                 R & R LICENSING HOLDINGS, INC.


____________________________        By:____________________________
                                       Name:_______________________
                                       Title:________________________


                         R & R LICENSING HOLDINGS, INC.
                  Shareholders (Attached Shareholder Schedule)

                            AMERICANA LICENSING, INC.
                                    SCHEDULES

Capitalization: Schedule 1.2:                                         NONE
Tax Matters: Books and Records: Schedule 1.4(b) and 1.4(c):           NONE
Litigation and Proceedings: Schedule 1.5:                             NONE
Material Contract Defaults: Schedule 1.6:                             NONE
Title and Related Matters: Schedule 1.8:                              NONE
Contracts: Schedule 1.9:                                              NONE

                          R & R LICENSING HOLDINGS INC.
                                    SCHEDULES

Capitalization: Schedule 2.2                                          NONE
Tax Matters: Books and Records: Schedule 2.4(b) and 2.4(c)            NONE
Litigation and Proceedings: Schedule 2.5                              NONE
Material Contract Defaults: Schedule 2.6                              NONE
Title and Related Matters: Schedule 2.8                               NONE
Contracts: Schedule 2.9                                               NONE